Exhibit 21.1

Subsidiaries of the Registrant

Entity Name	Jurisdiction of Organization
Asia Offshore Drilling Limited	Bermuda
Asia Offshore Rig 1 Limited	Bermuda
Asia Offshore Rig 2 Limited	Bermuda
Asia Offshore Rig 3 Limited	Bermuda
Eastern Drilling AS	Norway
Golden Dream Shipping Company Limited	Cyprus
Lets Log Servicos Integrados de Logistica Ltda.	Brazil
North Atlantic Alpha Ltd.	Bermuda
North Atlantic Crew AS	Norway
North Atlantic Crewing Ltd.	Bermuda
North Atlantic Drilling Ltd.	Bermuda
North Atlantic Drilling UK Ltd.	UK
North Atlantic Elara Ltd.	Bermuda
North Atlantic Epsilon Ltd.	Bermuda
North Atlantic Helene Ltd.	Bermuda
North Atlantic Kari Ltd.	Bermuda
North Atlantic Linus Charterer Ltd.	Bermuda
North Atlantic Management AS	Norway
North Atlantic Management LLC	Russia
North Atlantic Navigator Ltd.	Bermuda
North Atlantic Norway Ltd.	Norway
North Atlantic Phoenix Ltd.	Bermuda
North Atlantic Rigel Ltd.	Bermuda
North Atlantic Support Services Ltd.	UK
North Atlantic Venture Ltd.	Bermuda
Odfjell Drilling Services Co.	Saudi Arabia
SADS Servicos de Petroleo Ltda.	Brazil
Sapura Diamante GmbH	Austria
Sapura Jade GmbH	Austria
Sapura Navegacao Maritima SA	Brazil
Sapura Onix GmbH	Austria
Sapura Rubi GmbH	Austria
Sapura Topazio GmbH	Austria
Scorpion Courageous Ltd.	Bermuda
Scorpion Deepwater BV	Netherlands
Scorpion Deepwater Ltd.	Bermuda
Scorpion Drilling Ltd.	Bermuda
Scorpion Freedom Ltd.	Bermuda
Scorpion International Ltd.	Bermuda
Scorpion Nederlandse BV	Netherlands
Scorpion Offshore Inc.	USA
Scorpion Resolute Ltd.	Bermuda
Scorpion Rigs Ltd.	Bermuda
Scorpion Servicos Offshore Ltda.	Brazil
Scorpion USA Expats Inc.	USA
Scorpion Vigilant Ltd.	Bermuda
SDS Drilling Ltd.	Bermuda
Sea Dragon de Mexico S de RL de CV	Mexico
Seabras Holdings, GmbH	Austria
Seabras Rig Holdco Kft.	Hungary
Seabras Rig Holding GmbH	Austria
Seabras Sapura Holding Ltd.	Austria
Seabras Sapura PLSV Holding GmbH	Austria

Entity Name	Jurisdiction of Organization
Seabras Sapura Talent Ltd.	Bermuda
Seabras Servicos de Petroleo SA	Brazil
Seadrill (Dalian) Consulting Ltd.	China
Seadrill Abu Dhabi Operations Limited	Bermuda
Seadrill AMA Operations Ltd.	Bermuda
Seadrill Angola Ltda.	Angola
Seadrill Aquila Ltd.	Bermuda
Seadrill Archer Holdco Limited	Bermuda
Seadrill Ariel Ltd.	Liberia
Seadrill Auriga Hungary Kft.	Hungary
Seadrill Auriga UK Ltd.	UK
Seadrill Australia Pte Ltd.	Singapore
Seadrill Brunei Ltd.	Bermuda
Seadrill Callisto Ltd.	Bermuda
Seadrill Canada Ltd.	Canada
Seadrill Capital Spares Pool AS	Norway
Seadrill Capricorn Holdco Limited	Bermuda
Seadrill Capricorn Holdings LLC	Marshall Islands / UK
Seadrill Capricorn Ltd.	UK
Seadrill Carina Ltd.	Bermuda
Seadrill Castor Ltd.	Bermuda
Seadrill Castor Pte Ltd.	Singapore
Seadrill China Operations Ltd. Sarl	Luxembourg
Seadrill Common Holdings Ltd.	Bermuda
Seadrill Courageous (S) Pte. Ltd.	Singapore
Seadrill Courageous de Mexico S de RL de CV	Mexico
Seadrill Cressida Ltd.	Bermuda
Seadrill Deepwater Charterer Ltd.	Bermuda
Seadrill Deepwater Contracting Ltd.	Bermuda
Seadrill Deepwater Crewing Ltd.	Bermuda
Seadrill Deepwater Drillship Ltd.	Cayman Islands
Seadrill Deepwater Holdings Ltd.	Bermuda
Seadrill Deepwater Units Pte Ltd.	Singapore
Seadrill Defender (S) Pte. Ltd.	Singapore
Seadrill Defender de Mexico S de RL de CV	Mexico
Seadrill Dione Ltd.	Bermuda
Seadrill Dorado Ltd.	Bermuda
Seadrill Draco Ltd.	Bermuda
Seadrill Eclipse Ltd.	Bermuda
Seadrill Eminence Ltd.	Bermuda
Seadrill Equatorial Guinea Ltd.	Bermuda
Seadrill Far East Ltd.	Hong Kong
Seadrill Freedom Ltd.	Bermuda
Seadrill GCC Operations Ltd.	Bermuda
Seadrill Gemini Ltd.	Bermuda
Seadrill Ghana Operations Ltd.	Bermuda
Seadrill Global Services Ltd.	Bermuda
Seadrill Gulf Operations Auriga	USA
Seadrill Gulf Operations Sirius LLC	USA
Seadrill Gulf Operations Vela LLC	USA
Seadrill Holdings Mexico SA de CV	Mexico
Seadrill Holdings Singapore Pte Ltd.	Singapore
Seadrill Hungary Kft.	Hungary
Seadrill Hyperion Ltd.	Bermuda
Seadrill Indonesia Ltd.	Bermuda

Entity Name	Jurisdiction of Organization
Seadrill Insurance Ltd.	Bermuda
Seadrill International Limited	Hong Kong
Seadrill International Resourcing DMCC	UAE
Seadrill Intrepid (S) Pte. Ltd.	Singapore
Seadrill Intrepid de Mexico S de RL de CV	Mexico
Seadrill Investment Holding Company Limited	Bermuda
Seadrill Ireland Ltd.	Ireland
Seadrill Jack Up Holding Limited	Bermuda
Seadrill Jack Up Holding Ltd.	Bermuda
Seadrill Jack Up I BV	Netherlands
Seadrill Jack Up II BV	Nethelands
Seadrill Jack Up Operations de Mexico S de RL de CV	Mexico
Seadrill Jack-Ups Contracting Ltd.	Bermuda
Seadrill Jack-ups Nigeria Limited	Nigeria
Seadrill Janus Limited	Cyprus
Seadrill JU Newco Bermuda Limited	Bermuda
Seadrill JU Newco Limited	Bermuda
Seadrill Jupiter Ltd.	Bermuda
Seadrill JV Ghana Ltd.	Ghana
Seadrill Labuan Ltd.	Labuan
Seadrill Larissa Limited	Cyprus
Seadrill Leasing BV	Mexico
Seadrill Leo Ltd.	Bermuda
Seadrill Libra Ltd.	Bermuda
Seadrill Logistics de Mexico S de RL de CV	Mexico
Seadrill Management (S) Pte Ltd.	Singapore
Seadrill Management AME Ltd.	Bermuda
Seadrill Management AS	Norway
Seadrill Management Ltd.	UK
Seadrill Management Services Ltd.	British Virgin Islands
Seadrill Member Holdco Limited	Bermuda
Seadrill Member LLC	Marshall Islands
Seadrill Mexico Holding Ltd.	Bermuda
Seadrill Mexico UK Ltd.	UK
Seadrill Mimas Ltd.	Bermuda
Seadrill Mira Hungary Kft.	Hungary
Seadrill Mira Ltd.	Bermuda
Seadrill Mobile Units	Nigeria
Seadrill Mobile Units UK Limited	UK
Seadrill Neptune Hungary Kft.	Hungary
Seadrill New Finance Limited	Bermuda
Seadrill Newfoundland Operations Ltd.	Canada
Seadrill Nigeria Deepwater Contracting Limited	Nigeria
Seadrill Nigeria Operations Ltd.	Nigeria
Seadrill North Atlantic Holdings Limited	Bermuda
Seadrill Oberon (S) Pte. Ltd.	Singapore
Seadrill Oberon de Mexico S de RL de CV	Mexico
Seadrill Offshore AS	Norway
Seadrill Offshore Malaysia Sdn. Bhd.	Malaysia
Seadrill Offshore Nigeria Ltd.	Nigeria
Seadrill Offshore Singapore Pte Ltd.	Singapore
Seadrill Opco Sub LLC	Marshall Islands / UK
Seadrill Operating GP LLC	Marshall Islands
Seadrill Operating LP	Marshall Islands
Seadrill Operating LP Holdco Limited	Bermuda

Entity Name	Jurisdiction of Organization
Seadrill Operations de Mexico S de RL de CV	Mexico
Seadrill Orion Ltd.	Bermuda
Seadrill Partners B.V.	Netherlands
Seadrill Partners Finco LLC	US
Seadrill Partners LLC	Marshall Islands / UK
Seadrill Partners LLC Holdco Limited	Bermuda
Seadrill Partners Operating LLC	Marshall Islands
Seadrill Pegasus Pte Ltd.	Singapore
Seadrill Polaris Ltd.	Bermuda
Seadrill Prospero Ltd.	Bermuda
Seadrill Proteus Ltd.	Bermuda
Seadrill Rhea Ltd.	Bermuda
Seadrill Rig Holding Company Limited	Bermuda
Seadrill Saturn Ltd.	Bermuda
Seadrill Saturn Ltd.	Ivory Coast
Seadrill Saudi I BV	Netherlands
Seadrill Saudi II BV	Netherlands
Seadrill Saudi Limited Company	Saudi Arabia
Seadrill Seabras SP HoldCo Limited	Bermuda
Seadrill Seabras SP UK Limited	UK
Seadrill Seabras SR Holdco Limited	Bermuda
Seadrill Seabras UK Limited	UK
Seadrill Seadragon UK Limited	UK
Seadrill SeaMex 2 de Mexico S de RL de CV	Mexico
Seadrill Seamex SC Holdco Limited	Bermuda
Seadrill Servicos de Petroleo Ltda.	Brazil
Seadrill Sevan Holdings Limited	Bermuda
Seadrill Sirius UK Ltd.	UK
Seadrill SKR Holdco Limited	Bermuda
Seadrill SKR Holding Limited	Bermuda
Seadrill T-15 Ltd.	Bermuda
Seadrill T-16 Ltd.	Bermuda
Seadrill Telesto Ltd.	Bermuda
Seadrill Tellus Ltd.	Bermuda
Seadrill Tethys Ltd.	Bermuda
Seadrill Titan Ltd.	Bermuda
Seadrill Titania (S) Pte. Ltd.	Singapore
Seadrill Titania de Mexico S de RL de CV	Mexico
Seadrill Titania Sarl	Luxembourg
Seadrill Treasury UK Limited	UK
Seadrill Triton Ltd.	Bermuda
Seadrill Tucana Ltd.	Bermuda
Seadrill UK Ltd.	UK
Seadrill Umbriel Ltd.	Bermuda
Seadrill US Gulf LLC	USA
Seadrill Vela Hungary Kft.	Hungary
Seadrill Vela UK Ltd.	UK
Seadrill Vencedor Ltd.	Bermuda
SeaMex Holding BV	Netherlands
SeaMex Ltd.	Bermuda
Sebras Sapura Holding GmbH	Austria
Sebras Sapura Participacoes SA	Brazil
Sevan Brasil Ltd.	Bermuda
Sevan Developer Ltd.	Bermuda
Sevan Driller Ltd.	Bermuda

Entity Name	Jurisdiction of Organization
Sevan Drilling ASA	Norway
Sevan Drilling Limited	UK/Norway
Sevan Drilling Ltd.	Bermuda
Sevan Drilling Management AS	Norway
Sevan Drilling North America LLC	USA
Sevan Drilling Pte Ltd.	Singapore
Sevan Drilling Rig II AS	Norway
Sevan Drilling Rig II Pte Ltd.	Singapore
Sevan Drilling Rig IX Pte Ltd.	Singapore
Sevan Drilling Rig V AS	Norway
Sevan Drilling Rig V Pte Ltd.	Singapore
Sevan Drilling Rig VI AS	Norway
Sevan Drilling Rig VI Pte Ltd.	Singapore
Sevan Investimentos do Brasil Ltda	Brazil
Sevan Louisiana Hungary Kft.	Hungary
Sevan Marine Servicos de Perfuracao Ltda	Brazil
SFL Deepwater Ltd.	Bermuda
SFL Hercules Ltd.	Bermuda
SFL Linus Ltd.	Bermuda
Subsea Drilling (III) Limited	Cyprus
Subsea Drilling (IV) Limited	Cyprus
TL Offshore PLSV 1 Ltd.	Bermuda
TL Offshore PLSV 2 Ltd.	Bermuda
TL Offshore PLSV 3 Ltd.	Bermuda
TL Offshore PLSV 4 Ltd.	Bermuda
TL Offshore PLSV S Ltd.	Bermuda